SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of earliest event reported: December 10, 2003



                               LMI AEROSPACE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Missouri
                 (State or Other Jurisdiction of Incorporation)


       0-24293                                         43-1309065
(Commission File Number)                   (I.R.S. Employer Identification No.)

3600 Mueller Road, St. Charles, Missouri                 63301
(Address of Principal Executive Offices)               (Zip Code)

                                 (636) 946-6525
              (Registrant's Telephone Number, Including Area Code)

                              _____________________


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Item 5.  Other Events.

         On December 10, 2003, LMI Aerospace, Inc. (the "Company") issued a press release announcing restructuring plans for its facilities located in Wichita, Kansas. A copy of this press release is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

Exhibit Number             Description

99.1 Text of Press Release dated December 10, 2003 issued by the Company announcing the Company's restructuring plans at its Wichita, Kansas facilities.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 10, 2003

                                    LMI AEROSPACE, INC.


                                    By: /s/ Lawrence E. Dickinson
                                       ----------------------------------
                                        Lawrence E. Dickinson
                                        Chief Financial Officer and Secretary